SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                January 18, 2000




                         TF FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



       Delaware                            0-24168             74-2705050
       --------                            -------             ----------
(State or other jurisdiction            (SEC File No.)        (IRS Employer
     of incorporation)                                    Identification Number)


3 Penns Trail, Newtown, Pennsylvania                              18940
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(Address of principal executive offices)                        (Zip Code)




        Registrant's telephone number, including area code:(215) 579-4000
                                                           --------------



                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last Report)


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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On January 18, 2000, the Registrant announced that it intended to repurchase up to 5% or 142,638 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The repurchases will be made from time to time over the next 12 months, subject to the availability of stock.

         For further details, reference is made to the Press Release dated January 18, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item     7. Financial  Statements,  Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

         Exhibit 99 -- Press Release dated January 18, 2000.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       TF FINANCIAL CORPORATION


Date: January 19, 2000                 By: /s/  John R. Stranford
     -----------------------               -------------------------------------
                                           John R. Stranford
                                           President and Chief Executive Officer